PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2010, as supplemented June 2, 2011

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

	TICKER		TICKER
Bull		Large-Cap Growth
Investor Class	BLPIX	Investor Class	LGPIX
Service Class	BLPSX	Service Class	LGPSX

Mid-Cap		Mid-Cap Value
Investor Class	MDPIX	Investor Class	MLPIX
Service Class	MDPSX	Service Class	MLPSX

Small-Cap		Mid-Cap Growth
Investor Class	SLPIX	Investor Class	MGPIX
Service Class	SLPSX	Service Class	MGPSX

NASDAQ-100		Small-Cap Value
Investor Class	OTPIX	Investor Class	SVPIX
Service Class	OTPSX	Service Class	SVPSX

Large-Cap Value		Small-Cap Growth
Investor Class	LVPIX	Investor Class	SGPIX
Service Class	LVPSX	Service Class	SGPSX

Europe 30
		Investor Class	UEPIX
		Service Class	UEPSX

ULTRA PROFUNDS

	TICKER		TICKER
UltraBull		UltraDow 30
Investor Class	ULPIX	Investor Class	UDPIX
Service Class	ULPSX	Service Class	UDPSX

UltraMid-Cap		UltraNASDAQ-100
Investor Class	UMPIX	Investor Class	UOPIX
Service Class	UMPSX	Service Class	UOPSX

UltraSmall-Cap		UltraInternational
Investor Class	UAPIX	Investor Class	UNPIX
Service Class	UAPSX	Service Class	UNPSX

UltraEmerging Markets
		Investor Class	UUPIX
		Service Class	UUPSX

	TICKER		TICKER
UltraJapan		UltraChina
Investor Class	UJPIX	Investor Class	UGPIX
Service Class	UJPSX	Service Class	UGPSX

UltraLatin America
Investor Class	UBPIX
Service Class	UBPSX

INVERSE PROFUNDS

	TICKER		TICKER
Bear		UltraShort Dow 30
Investor Class	BRPIX	Investor Class	UWPIX
Service Class	BRPSX	Service Class	UWPSX

Short Small-Cap		UltraShort NASDAQ-100
Investor Class	SHPIX	Investor Class	USPIX
Service Class	SHPSX	Service Class	USPSX

Short NASDAQ-100		UltraShort International
Investor Class	SOPIX	Investor Class	UXPIX
Service Class	SOPSX	Service Class	UXPSX

UltraBear		UltraShort Emerging Markets
Investor Class	URPIX	Investor Class	UVPIX
Service Class	URPSX	Service Class	UVPSX

UltraShort Mid-Cap		UltraShort Japan
Investor Class	UIPIX	Investor Class	UKPIX
Service Class	UIPSX	Service Class	UKPSX

UltraShort Small-Cap		UltraShort Latin America
Investor Class	UCPIX	Investor Class	UFPIX
Service Class	UCPSX	Service Class	UFPSX

UltraShort China
		Investor Class	UHPIX
		Service Class	UHPSX

ULTRASECTOR PROFUNDS

	TICKER		TICKER
Banks		Consumer Goods
Investor Class	BKPIX	Investor Class	CNPIX
Service Class	BKPSX	Service Class	CNPSX

Basic Materials		Consumer Services
Investor Class	BMPIX	Investor Class	CYPIX
Service Class	BMPSX	Service Class	CYPSX

Biotechnology		Financials
Investor Class	BIPIX	Investor Class	FNPIX
Service Class	BIPSX	Service Class	FNPSX

	TICKER		TICKER
Health Care		Pharmaceuticals
Investor Class	HCPIX	Investor Class	PHPIX
Service Class	HCPSX	Service Class	PHPSX

Industrials		Precious Metals
Investor Class	IDPIX	Investor Class	PMPIX
Service Class	IDPSX	Service Class	PMPSX

Internet		Real Estate
Investor Class	INPIX	Investor Class	REPIX
Service Class	INPSX	Service Class	REPSX

Mobile Telecommunications		Semiconductor
Investor Class	WCPIX	Investor Class	SMPIX
Service Class	WCPSX	Service Class	SMPSX

Oil & Gas		Technology
Investor Class	ENPIX	Investor Class	TEPIX
Service Class	ENPSX	Service Class	TEPSX

Oil Equipment, Services & Distribution		Telecommunications
Investor Class	OEPIX	Investor Class	TCPIX
Service Class	OEPSX	Service Class	TCPSX

Utilities
		Investor Class	UTPIX
		Service Class	UTPSX

INVERSE SECTOR PROFUNDS

	TICKER		TICKER
Short Oil & Gas		Short Precious Metals
Investor Class	SNPIX	Investor Class	SPPIX
Service Class	SNPSX	Service Class	SPPSX

Short Real Estate
		Investor Class	SRPIX
		Service Class	SRPSX

NON-EQUITY PROFUNDS

	TICKER		TICKER
U.S. Government Plus		Rising Rates Opportunity
Investor Class	GVPIX	Investor Class	RRPIX
Service Class	GVPSX	Service Class	RRPSX

Rising Rates Opportunity 10		Rising U.S. Dollar
Investor Class	RTPIX	Investor Class	RDPIX
Service Class	RTPSX	Service Class	RDPSX

Falling U.S. Dollar
		Investor Class	FDPIX
		Service Class	FDPSX

Each ProFund discussed herein offers Investor Class Shares and Service Class Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class Prospectus, dated December 1, 2010, as supplemented March 28, 2011 (the “Prospectus”), which incorporates this SAI by reference. The financial statements and Notes are included in the ProFunds’ annual report for the fiscal year ended July 31, 2010, which have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty-one series are discussed herein and other series may be added in the future. Investor or Service Class shares of any publicly available ProFund may be exchanged, without any charge, for Investor or Service Class shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund is classified as non-diversified. Portfolio management is provided to the ProFunds by ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”), a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds discussed below may be used by a ProFund if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its use of any of these techniques or strategies without changing the ProFund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund, will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at a time, which may not be an opportune time for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, the Ultra ProFunds, the UltraSector ProFunds and U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund. For purposes of Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar versus six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

A ProFund may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current benchmark or index no longer serves the investment needs of a majority of shareholders or that another benchmark or index may better serve their needs, or if the financial or economic environment makes it difficult for such ProFund’s investment results to correspond sufficiently to its current benchmark or the underlying index. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to minimize tracking error, certain factors tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

For purposes of this SAI, the word “invest” refers to a ProFund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a ProFund’s direct investments and indirect investments in securities and other instruments. For example, ProFunds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the ProFunds, their investment policies and techniques, and the securities and financial instruments in which they invest is set forth below.

NAME POLICIES

Certain ProFunds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics similar to securities contained in the underlying index and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund’s net assets, as well as any amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund’s 80% investment policy.

Additional information concerning the ProFunds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Each such ProFund also may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund’s investment in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund and Short Precious Metals ProFund are subject to the general risks associated with foreign investment.

A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, Europe 30 ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund, Short Precious Metals ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock outside the U.S., the ProFunds can avoid certain risks related to investing in foreign securities on non-U.S. markets.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each such ProFund may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each such ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each ProFund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified currency, commodity, security or index on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each ProFund generally engages in closing or offsetting transactions before final settlement, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. Each ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise covers its position. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity trading adviser under the Commodity Exchange Act (the “CEA”). Therefore, neither the Trust nor the Advisor are subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each ProFund may engage in transactions involving futures and options thereon, except as set forth in the Prospectus and this SAI.

Upon entering into a futures contract, each ProFund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund may elect to close its position by taking an opposite position, which will operate to terminate the ProFund’s existing position in the contract.

A ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price ( i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

A principal investment strategy of each ProFund is to enter into financial instruments whose value is derived from the value of an underlying asset, interest rate or index, which may include forward contracts. For certain Inverse ProFunds, forward contracts may be the primary or sole investment strategy of the ProFunds. The ProFunds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund’s rights as a creditor.

INDEX OPTIONS

Each ProFund may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each ProFund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the -counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.” When required by law, a ProFund will segregate liquid assets in an amount equal to the value of the ProFund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

Each ProFund may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for- share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if Rising U.S. Dollar ProFund or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

Each ProFund may engage in short sales transactions. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

Each ProFund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

No ProFunds will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

A principal investment strategy of the ProFunds is to enter into financial instruments, which may include swap agreements, and, for the Inverse and Inverse Sector ProFunds, may be the primary or sole investment strategy (along with selling securities short). The ProFunds may enter into equity, equity index or interest rate swap agreements for the purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the ProFund’s illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund’s rights as a creditor.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

In the normal course of business, a ProFund enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund’s ISDA agreements contain provisions that require the ProFund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a ProFund may utilize for investment purposes, as “cover” for other investment techniques such ProFund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each ProFund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each ProFund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and the FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in -kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass- through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund’s NAV or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed -delivery basis. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’

investment objective and strategies. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day for certain ProFunds, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Each ProFund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to vary from the index performance times the stated multiple in the ProFund’s investment objective. Compounding affects all investments, but has a more significant impact on leveraged funds. Four factors significantly affect how close daily compounded returns are to longer-term index returns times the fund's multiple: the length of the holding period, index volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher index volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the index return. As the tables below show, particularly during periods of higher index volatility, compounding will cause longer term results to vary from the index performance times the stated multiple in the ProFund’s investment objective. This effect becomes more pronounced as volatility increases.

A leveraged Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	period of time;

d)	financing rates associated with leverage;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the index.

The fund performance for a leveraged Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged Fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

The first table below shows an example in which a leveraged Fund that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged Fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded lighter represent those scenarios where a leveraged Fund with the investment objective described will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged ProFund. A ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund is a “non-diversified” series of the Trust. A ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.

Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund,

UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and SAI, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and SAI.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus

ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters;

transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2010, each of the following ProFunds were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2010	Name of Broker or Dealer
Bull ProFund	$234,979	Citigroup, Inc.
	8,123,000	Deutsche Bank
	406,022	J.P. Morgan Chase & Co.
	65,998	Prudential Financial, Inc.
	193,050	The Goldman Sachs Group, Inc.
	3,305,000	UMB

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2010	Name of Broker or Dealer
Mid-Cap ProFund	4,500,000	Deutsche Bank
	1,834,000	UMB
Small-Cap ProFund	7,529,000	Deutsche Bank
	12,884	Knight Capital Group, Inc.
	10,380	Stifel Financial Corp.
	3,068,000	UMB
	18,960	UMB Financial Corp.
NASDAQ-100 ProFund	10,833,000	Deutsche Bank
	4,410,000	UMB
Large-Cap Value ProFund	272,359	Citigroup, Inc.
	32,000	Deutsche Bank
	470,551	J.P. Morgan Chase & Co.
	28,359	Prudential Financial, Inc.
	134,381	The Goldman Sachs Group, Inc.
	15,000	UMB
Large-Cap Growth ProFund	24,000	Deutsche Bank
	27,041	Prudential Financial, Inc.
	53,390	The Goldman Sachs Group, Inc.
	12,000	UMB
Mid-Cap Value ProFund	9,000	Deutsche Bank
	6,000	UMB
Mid-Cap Growth ProFund	14,000	Deutsche Bank
	8,000	UMB
Small-Cap Value ProFund	31,000	Deutsche Bank
	8,641	Investment Technology Group, Inc.
	16,000	UMB
	18,622	UMB Financial Corp.
Small-Cap Growth ProFund	7,000	Deutsche Bank
	74,622	Investment Technology Group, Inc.
	242,126	Stifel Financial Corp.
	6,000	UMB
	89,347	UMB Financial Corp.
Europe 30 ProFund	17,000	Deutsche Bank
	343,474	Deutsche Bank AG
	9,000	UMB
UltraBull ProFund	719,624	Citigroup, Inc.
	12,682,000	Deutsche Bank
	1,243,444	J.P. Morgan Chase & Co.
	591,214	The Goldman Sachs Group, Inc.
	5,159,000	UMB
UltraMid-Cap ProFund	3,531,000	Deutsche Bank
	1,444,000	UMB
UltraSmall-Cap ProFund	9,424,000	Deutsche Bank
	21,858	Knight Capital Group, Inc.
	17,609	Stifel Financial Corp.
	3,837,000	UMB
	32,165	UMB Financial Corp.
UltraDow 30 ProFund	1,758,000	Deutsche Bank
	175,419	J.P. Morgan Chase & Co.
	720,000	UMB

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2010	Name of Broker or Dealer
UltraNASDAQ-100 ProFund	14,424,000	Deutsche Bank
	5,871,000	UMB
UltraInternational ProFund	3,758,000	Deutsche Bank
	1,533,000	UMB
UltraEmerging Markets ProFund	6,691,000	Deutsche Bank
	2,727,000	UMB
UltraLatin America ProFund	4,116,000	Deutsche Bank
	1,680,000	UMB
UltraChina ProFund	1,942,000	Deutsche Bank
	795,000	UMB
UltraJapan ProFund	4,217,000	Deutsche Bank
	1,716,000	UMB
Bear ProFund	34,754,000	Deutsche Bank
	14,127,000	UMB
Short Small-Cap ProFund	4,884,000	Deutsche Bank
	1,992,000	UMB
Short NASDAQ-100 ProFund	2,341,000	Deutsche Bank
	959,000	UMB
UltraBear Profund	26,044,000	Deutsche Bank
	10,587,000	UMB
UltraShort Mid-Cap ProFund	1,568,000	Deutsche Bank
	642,000	UMB
UltraShort Small-Cap ProFund	8,074,000	Deutsche Bank
	3,291,000	UMB
UltraShort Dow 30 ProFund	4,989,000	Deutsche Bank
	2,036,000	UMB
UltraShort NASDAQ-100 ProFund	10,976,000	Deutsche Bank
	4,472,000	UMB
UltraShort International ProFund	4,939,000	Deutsche Bank
	2,016,000	UMB
UltraShort Emerging Markets ProFund	2,262,000	Deutsche Bank
	924,000	UMB
UltraShort Latin America ProFund	1,506,000	Deutsche Bank
	620,000	UMB
UltraShort China ProFund	1,694,000	Deutsche Bank
	697,000	UMB
UltraShort Japan ProFund	1,178,000	Deutsche Bank
	480,000	UMB
Banks UltraSector ProFund	1,208,496	Citigroup, Inc.
	1,616,000	Deutsche Bank
	2,233,284	J.P. Morgan Chase & Co.
	665,000	UMB
	18,848	UMB Financial Corp.
Basic Materials UltraSector ProFund	3,372,000	Deutsche Bank
	1,376,000	UMB
Biotechnology UltraSector ProFund	792,000	Deutsche Bank
	328,000	UMB
Consumer Goods UltraSector ProFund	365,000	Deutsche Bank
	151,000	UMB
Consumer Services UltraSector ProFund	176,000	Deutsche Bank
	73,000	UMB

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2010	Name of Broker or Dealer
Financials UltraSector ProFund	342,994	Citigroup, Inc.
	963,000	Deutsche Bank
	2,089	Investment Technology Group, Inc.
	632,154	J.P. Morgan Chase & Co.
	106,674	Prudential Financial, Inc.
	6,163	Stifel Financial Corp.
	260,768	The Goldman Sachs Group, Inc.
	398,000	UMB
	5,003	UMB Financial Corp.
Health Care UltraSector ProFund	297,000	Deutsche Bank
	125,000	UMB
Industrials UltraSector ProFund	586,000	Deutsche Bank
	243,000	UMB
Internet UltraSector ProFund	1,135,000	Deutsche Bank
Mobile Telecommunications UltraSector ProFund	466,000	UMB
	314,000	Deutsche Bank
	129,000	UMB
Oil & Gas UltraSector ProFund	3,490,000	Deutsche Bank
Oil Equipment, Services & Distribution UltraSector ProFund	1,425,000	UMB
	1,463,000	Deutsche Bank
	602,000	UMB
Pharmaceuticals UltraSector ProFund	190,000	Deutsche Bank
	80,000	UMB
Precious Metals UltraSector ProFund	21,681,000	Deutsche Bank
	8,817,000	UMB
Real Estate UltraSector ProFund	3,289,000	Deutsche Bank
	1,344,000	UMB
Semiconductor UltraSector ProFund	1,452,000	Deutsche Bank
	598,000	UMB
Technology UltraSector ProFund	1,102,000	Deutsche Bank
	456,000	UMB
Telecommunications UltraSector ProFund	190,000	Deutsche Bank
	81,000	UMB
Utilities UltraSector ProFund	1,906,000	Deutsche Bank
	780,000	UMB
Short Oil & Gas ProFund	33,128,000	Deutsche Bank
	13,468,000	UMB
Short Precious Metals ProFund	7,933,000	Deutsche Bank
	3,230,000	UMB
Short Real Estate ProFund	6,692,000	Deutsche Bank
	2,723,000	UMB
U.S. Government Plus ProFund	37,678,000	Deutsche Bank
	15,317,000	UMB
Rising Rates Opportunity 10 ProFund	21,578,000	Deutsche Bank
	8,772,000	UMB
Rising Rates Opportunity ProFund	59,261,000	Deutsche Bank
	24,086,000	UMB
Rising U.S. Dollar ProFund	8,688,000	Deutsche Bank
	3,536,000	UMB
Falling U.S. Dollar ProFund	5,958,000	Deutsche Bank
	2,429,000	UMB

Brokerage Commissions

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, each ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 7/31
	2008	2009	2010
Bull ProFund	$129,651	$320,967	$56,809
Mid-Cap ProFund	44,227	52,843	24,283
Small-Cap ProFund	100,390	189,236	22,361
NASDAQ-100 ProFund	25,667	35,089	49,500
Large-Cap Value ProFund	97,226	221,241	116,232
Large-Cap Growth ProFund	84,302	39,582	34,765
Mid-Cap Value ProFund	150,032	121,688	128,628
Mid-Cap Growth ProFund	214,687	64,734	48,959
Small-Cap Value ProFund	161,632	273,157	176,055
Small-Cap Growth ProFund	40,151	75,494	54,142
Europe 30 ProFund	119,915	77,699	59,049
UltraBull ProFund	225,820	283,952	308,620
UltraMid-Cap ProFund	99,223	86,115	87,824
UltraSmall-Cap ProFund	115,419	128,814	26,791
UltraDow 30 ProFund	110,389	79,287	13,737
UltraNASDAQ-100 ProFund	52,979	53,901	18,075
UltraInternational ProFund	390	2,371	2,160
UltraEmerging Markets ProFund	105,186	35,764	55,332
UltraLatin America ProFund	74,772	106,780	66,383
UltraChina ProFund	3,173	36,125	54,697
UltraJapan ProFund	139,526	100,486	59,475
Bear ProFund	28,512	27,746	25,679
Short Small-Cap ProFund	10,819	26,437	7,787
Short NASDAQ-100 ProFund	4,517	6,683	6,876
UltraBear ProFund	98,028	135,626	75,850
UltraShort Mid-Cap ProFund	14,389	15,921	6,194
UltraShort Small-Cap ProFund	145,586	107,540	21,071

	BROKERAGE COMMISSIONS FYE 7/31
	2008	2009	2010
UltraShort Dow 30 ProFund	40,931	55,336	3,918
UltraShort NASDAQ-100 ProFund	40,572	53,292	14,677
UltraShort International ProFund	91	7,902	1,188
UltraShort Emerging Markets ProFund	-0-	2,306	-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-
UltraShort Japan ProFund	104,393	86,452	67,235
Banks UltraSector ProFund	47,216	118,547	93,270
Basic Materials UltraSector ProFund	63,262	77,597	42,527
Biotechnology UltraSector ProFund	5,069	5,329	5,754
Consumer Goods UltraSector ProFund	17,785	10,771	16,203
Consumer Services UltraSector ProFund	8,860	2,975	11,398
Financials UltraSector ProFund	31,031	45,882	29,291
Health Care UltraSector ProFund	29,749	29,662	15,531
Industrials UltraSector ProFund	14,354	3,430	20,574
Internet UltraSector ProFund	1,571	5,030	31,496
Mobile Telecommunications UltraSector ProFund	70,276	85,110	101,389
Oil & Gas UltraSector ProFund	51,060	15,639	12,827
Oil Equipment, Services & Distribution UltraSector ProFund	55,143	53,641	47,056
Pharmaceuticals UltraSector ProFund	14,757	16,454	18,039
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	79,931	32,242	49,180
Semiconductor UltraSector ProFund	14,958	17,819	31,805
Technology UltraSector ProFund	9,369	11,208	13,124
Telecommunications UltraSector ProFund	24,991	21,560	27,987
Utilities UltraSector ProFund	123,466	59,408	54,251
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	2,139	5,886	5,147

	BROKERAGE COMMISSIONS FYE 7/31
	2008	2009	2010
Rising Rates Opportunity 10 ProFund	1,176	1,936	1,188
Rising Rates Opportunity ProFund	7,239	11,208	9,134
Rising U.S. Dollar ProFund	185	22,009	1,812
Falling U.S. Dollar ProFund	93	21,893	1,025

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds. The Board has engaged the Advisor to manage the ProFunds and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds in accordance with the provisions of the federal securities laws.

The Board is currently composed of three Trustees, including two Trustees who are not “interested persons” of the ProFunds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls to discuss specific matters that may require action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board.

The Board oversight of the Trust and the ProFunds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or instruments, such as a derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trusts compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise. The CCO also oversees the Advisor’s Risk Management Committee, which meets periodically to assess and address areas of risk within the organization.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the ProFunds’ controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

William D. Fertig Birth Date: 9/56	Trustee	Indefinite, June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 – present)	ProShares (108) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares (108) Access One Trust (3)	RSR Partners, Inc

Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares (108) Access One Trust (3)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112) ProShares (108) Access One Trust (3)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds had previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs had previous experience in the areas of investment and real estate development; and Mr. Sapir had significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig, who joined the Board in June 2011, has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig	None*	None*
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

*	Mr. Fertig joined the Board in June 2011.

As of November 1, 2010, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2009.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Compensation of Trustees

Each Independent Trustee is paid a $ 133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFunds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended July 31, 2010.

Name:	Aggregate Compensation		Pension or Retirement Benefits Accrued as Part of Trust Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation From Trust and Fund Complex Paid to Trustees
William D. Fertig, Trustee	N/A	*	N/A	*	N/A	*	N/A	*
Russell S. Reynolds, III, Trustee	$26,183		$0		$0		$$168,000
Michael C. Wachs, Trustee	$26,183				$0		$168,000

*	Mr. Fertig joined the Board in June 2011.

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis M. Mayberg Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor; (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares Trust.

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$307,759	$-0-	$546,286	$-0-	$421,829	$-0-
Mid-Cap ProFund	98,329	27,562	66,626	34,997	123,878	9,116
Small-Cap ProFund	127,138	24,884	417,684	104,438	222,780	19,918
NASDAQ-100 ProFund	572,851	-0-	468,366	-0-	402,248	-0-
Large-Cap Value ProFund	159,156	-0-	148,210	14,745	95,122	54,549
Large-Cap Growth ProFund	222,042	-0-	117,978	-0-	120,798	18,881
Mid-Cap Value ProFund	142,682	2,924	91,582	11,034	129,620	31,889
Mid-Cap Growth ProFund	305,940	-0-	76,076	-0-	103,432	8,608
Small-Cap Value ProFund	92,992	56,504	261,474	85,676	162,036	37,667
Small-Cap Growth ProFund	99,321	48,940	91,925	53,303	93,625	35,841
Europe 30 ProFund	145,202	1,387	44,200	4,182	82,478	9,674
UltraBull ProFund	982,997	-0-	572,368	-0-	568,948	-0-
UltraMid-Cap ProFund	484,056	-0-	203,567	-0-	358,909	-0-
UltraSmall-Cap ProFund	591,864	-0-	312,961	-0-	301,772	3,626
UltraDow 30 ProFund	320,197	-0-	149,160	-0-	149,692	5,851
UltraNASDAQ-100 ProFund	1,866,742	-0-	852,281	-0-	967,531	-0-
UltraInternational ProFund	228,487	-0-	88,453	-0-	128,876	20,294
UltraEmerging Markets ProFund	1,979,645	-0-	519,647	-0-	692,403	-0-
UltraLatin America ProFund	148,378	-0-	157,279	-0-	550,412	-0-
UltraChina ProFund	29,387	6,663	143,376	3,541	214,710	31,943
UltraJapan ProFund	579,423	-0-	219,650	-0-	210,846	22,125
Bear ProFund	590,957	1,382	644,189	-0-	703,747	-0-
Short Small-Cap ProFund	198,909	-0-	188,085	-0-	155,568	27,604
Short NASDAQ-100 ProFund	98,113	3,271	74,092	10,848	150,826	19,553

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
UltraBear ProFund	1,020,750	-0-	1,188,893	-0-	637,636	-0-
UltraShort Mid-Cap ProFund	158,756	11,118	71,817	6,204	43,791	18,587
UltraShort Small-Cap ProFund	1,667,928	-0-	404,228	77,401	228,147	48,777
UltraShort Dow 30 ProFund	135,558	-0-	124,828	920	90,962	7,131
UltraShort NASDAQ-100 ProFund	775,721	-0-	478,684	-0-	284,848	-0-
UltraShort International ProFund	284,214	-0-	214,559	-0-	102,399	2,142
UltraShort Emerging Markets ProFund	397,870	-0-	222,309	11,852	90,955	28,547
UltraShort Latin America ProFund	18,545	14,449	41,036	19,453	45,219	29,969
UltraShort China ProFund	15,065	11,754	23,544	34,277	33,593	33,593
UltraShort Japan ProFund	163,100	13,594	81,537	39,200	54,343	39,435
Banks UltraSector ProFund	62,612	29,969	95,741	31,451	115,402	28,408
Basic Materials UltraSector ProFund	487,323	-0-	245,328	-0-	275,452	9,258
Biotechnology UltraSector ProFund	227,660	12,702	254,883	2,947	98,072	-0-
Consumer Goods UltraSector ProFund	37,090	37,801	15,110	29,908	28,161	28,161
Consumer Services UltraSector ProFund	14,975	32,823	13,408	30,510	31,557	31,557
Financials UltraSector ProFund	88,697	35,777	81,954	53,202	86,104	38,641
Health Care UltraSector ProFund	126,710	29,132	61,049	44,804	53,824	38,114
Industrials UltraSector ProFund	61,285	43,089	14,018	32,752	50,942	48,344
Internet UltraSector ProFund	111,562	-0-	56,859	3,520	184,252	1,748
Mobile Telecommunications UltraSector ProFund	58,022	23,535	26,600	25,081	31,300	26,324
Oil & Gas UltraSector ProFund	1,264,475	-0-	486,018	-0-	364,613	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	330,150	4,483	124,199	10,127	132,131	7,650
Pharmaceuticals UltraSector ProFund	44,498	23,355	29,901	28,628	35,787	31,111
Precious Metals UltraSector ProFund	984,481	-0-	624,038	-0-	543,674	-0-
Real Estate UltraSector ProFund	176,951	-0-	84,354	19,652	141,443	19,732
Semiconductor UltraSector ProFund	93,216	22,712	46,098	29,609	102,487	25,535
Technology UltraSector ProFund	106,161	31,619	55,702	44,844	99,193	38,701
Telecommunications UltraSector ProFund	110,675	6,604	20,662	25,235	20,568	20,568

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Utilities UltraSector ProFund	420,962	-0-	100,932	4,598	80,416	27,111
Short Oil & Gas ProFund	250,875	13,998	72,875	28,759	100,190	35,045
Short Precious Metals ProFund	214,415	-0-	78,214	-0-	85,050	9,768
Short Real Estate ProFund	810,950	-0-	321,880	-0-	208,820	-0-
U.S. Government Plus ProFund	243,122	-0-	411,084	-0-	263,334	-0-
Rising Rates Opportunity 10 ProFund	201,640	-0-	434,127	-0-	506,292	-0-
Rising Rates Opportunity ProFund	1,178,101	-0-	1,327,201	-0-	1,725,808	-0-
Rising U.S. Dollar ProFund	132,065	29,655	299,456	38,205	609,442	2,285
Falling U.S. Dollar ProFund	696,791	-0-	216,458	-0-	163,928	5,122

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through November 30, 2011, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Expense Limit
Fund Name	Investor Class	Service Class
Banks UltraSector ProFund	1.73%	2.73%
Basic Materials UltraSector ProFund	1.73%	2.73%
Bear ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.73%	2.73%
Bull ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.73%	2.73%
Consumer Services UltraSector ProFund	1.73%	2.73%
Europe 30 ProFund	1.73%	2.73%
Falling U.S. Dollar ProFund	1.95%	2.95%
Financials UltraSector ProFund	1.73%	2.73%
Health Care UltraSector ProFund	1.73%	2.73%
Industrials UltraSector ProFund	1.73%	2.73%
Internet UltraSector ProFund	1.73%	2.73%
Large-Cap Growth ProFund	1.73%	2.73%
Large-Cap Value ProFund	1.73%	2.73%
Mid-Cap Growth ProFund	1.73%	2.73%
Mid-Cap ProFund	1.73%	2.73%
Mid-Cap Value ProFund	1.73%	2.73%
Mobile Telecommunications UltraSector ProFund	1.73%	2.73%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Oil Equipment, Services & Distribution UltraSector ProFund	1.73%	2.73%
NASDAQ-100 ProFund	1.95%	2.95%

	Expense Limit
Fund Name	Investor Class	Service Class
Pharmaceuticals UltraSector ProFund	1.73%	2.73%
Precious Metals UltraSector ProFund	1.95%	2.95%

Real Estate UltraSector ProFund	1.73%	2.73%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.73%	2.73%
Short Oil & Gas ProFund	1.73%	2.73%
Short NASDAQ-100 ProFund	1.73%	2.73%
Short Precious Metals ProFund	1.73%	2.73%
Short Real Estate ProFund	1.73%	2.73%
Short Small-Cap ProFund	1.73%	2.73%
Small-Cap Growth ProFund	1.73%	2.73%
Small-Cap ProFund	1.73%	2.73%
Small-Cap Value ProFund	1.73%	2.73%
Technology UltraSector ProFund	1.73%	2.73%
Telecommunications UltraSector ProFund	1.73%	2.73%
U.S. Government Plus ProFund	1.70%	2.70%
UltraBear ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraChina ProFund	1.73%	2.73%
UltraDow 30 ProFund	1.73%	2.73%
UltraEmerging Markets ProFund	1.95%	2.95%
UltraInternational ProFund	1.73%	2.73%
UltraJapan ProFund	1.73%	2.73%
UltraLatin America ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraNASDAQ-100 ProFund	1.95%	2.95%
UltraShort China ProFund	1.73%	2.73%
UltraShort Dow 30 ProFund	1.73%	2.73%
UltraShort Emerging Markets ProFund	1.73%	2.73%
UltraShort International ProFund	1.73%	2.73%
UltraShort Japan ProFund	1.73%	2.73%
UltraShort Latin America ProFund	1.73%	2.73%
UltraShort Mid-Cap ProFund	1.73%	2.73%
UltraShort NASDAQ-100 ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.73%	2.73%
UltraSmall-Cap ProFund	1.73%	2.73%
Utilities UltraSector ProFund	1.73%	2.73%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2008 Recouped	2009 Recouped	2010 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	-0-	-0-	-0-
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	-0-	-0-	-0-

	2008 Recouped	2009 Recouped	2010 Recouped
Mid-Cap Value ProFund	-0-	-0-	-0-
Mid-Cap Growth ProFund	-0-	-0-	-0-
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	-0-	-0-	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	-0-	-0-
UltraSmall-Cap ProFund	-0-	-0-	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	-0-	-0-	-0-
UltraEmerging Markets ProFund	-0-	-0-	-0-
UltraLatin America ProFund	-0-	-0-	-0-
UltraChina ProFund	-0-	-0-	-0-
UltraJapan ProFund	-0-	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	-0-	-0-	-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	-0-	-0-	-0-
UltraShort China ProFund	-0-	-0-	-0-
UltraShort Japan ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	-0-	-0-	-0-

	2008 Recouped	2009 Recouped	2010 Recouped
Biotechnology UltraSector ProFund	-0-	-0-	-0-
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-
Internet UltraSector ProFund	-0-	-0-	-0-
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	-0-	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	4,427	-0-	-0-
Pharmaceuticals UltraSector ProFund	-0-	-0-	-0-
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	-0-	-0-	-0-
Semiconductor UltraSector ProFund	-0-	-0-	-0-
Technology UltraSector ProFund	-0-	-0-	-0-
Telecommunications UltraSector ProFund	18,379	-0-	-0-
Utilities UltraSector ProFund	-0-	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors LLC a fee at the annual rate of 0.15% of the average daily net assets for each ProFund.

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$61,552	$-0-	$109,257	$-0-	$84,366	$-0-
Mid-Cap ProFund	19,666	5,512	13,325	6,999	24,776	1,823
Small-Cap ProFund	25,428	4,977	83,537	20,888	44,556	3,983
NASDAQ-100 ProFund	122,752	-0-	100,364	-0-	86,196	-0-
Large-Cap Value ProFund	31,831	-0-	29,642	2,949	19,025	10,910
Large-Cap Growth ProFund	44,409	-0-	23,596	-0-	24,160	3,776
Mid-Cap Value ProFund	28,537	584	18,317	2,207	25,924	6,378
Mid-Cap Growth ProFund	61,189	-0-	15,215	-0-	20,687	1,722
Small-Cap Value ProFund	18,599	11,301	52,295	17,135	32,407	7,533
Small-Cap Growth ProFund	19,864	9,788	18,385	10,660	18,725	7,168
Europe 30 ProFund	29,041	277	8,840	836	16,496	1,935
UltraBull ProFund	196,601	-0-	114,474	-0-	113,790	-0-
UltraMid-Cap ProFund	96,812	-0-	40,714	-0-	71,782	-0-
UltraSmall-Cap ProFund	118,374	-0-	62,592	-0-	60,355	725
UltraDow 30 ProFund	64,040	-0-	29,832	-0-	29,939	1,170

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
UltraNASDAQ-100 ProFund	373,352	-0-	170,457	-0-	193,507	-0-
UltraInternational ProFund	45,698	-0-	17,691	-0-	25,775	4,059
UltraEmerging Markets ProFund	395,933	-0-	103,930	-0-	138,481	-0-
UltraLatin America ProFund	29,676	-0-	31,456	-0-	110,083	-0-
UltraChina ProFund	5,877	1,332	28,675	708	42,942	6,388
UltraJapan ProFund	96,584	-0-	36,608	-0-	35,141	3,688
Bear ProFund	118,193	276	128,838	-0-	140,750	-0-
Short Small-Cap ProFund	39,782	-0-	37,617	-0-	31,114	5,521
Short NASDAQ-100 ProFund	19,623	654	14,818	2,170	30,165	3,911
UltraBear ProFund	204,152	-0-	237,779	-0-	127,528	-0-
UltraShort Mid-Cap ProFund	31,751	2,224	14,363	1,241	8,758	3,717
UltraShort Small-Cap ProFund	333,589	-0-	80,846	15,480	45,630	9,755
UltraShort Dow 30 ProFund	27,112	-0-	24,966	184	18,192	1,426
UltraShort NASDAQ-100 ProFund	155,146	-0-	95,737	-0-	56,970	-0-
UltraShort International ProFund	56,843	-0-	42,912	-0-	20,480	428
UltraShort Emerging Markets ProFund	79,575	-0-	44,462	2,370	18,191	5,709
UltraShort Latin America ProFund	3,709	2,890	8,207	3,890	9,044	5,994
UltraShort China ProFund	3,013	2,351	4,709	6,856	6,719	6,719
UltraShort Japan ProFund	27,190	2,266	13,590	6,533	9,057	6,572
Banks UltraSector ProFund	12,522	5,993	19,148	6,290	23,080	5,682
Basic Materials UltraSector ProFund	97,466	-0-	49,066	-0-	55,091	1,852
Biotechnology UltraSector ProFund	45,533	2,540	50,977	590	19,614	-0-
Consumer Goods UltraSector ProFund	7,418	7,560	3,022	5,981	5,632	5,632
Consumer Services UltraSector ProFund	2,995	6,564	2,681	6,101	6,311	6,311
Financials UltraSector ProFund	17,739	7,155	16,391	10,640	17,221	7,728
Health Care UltraSector ProFund	25,342	5,826	12,210	8,961	10,765	7,623
Industrials UltraSector ProFund	12,257	8,618	2,804	6,551	10,188	9,668
Internet UltraSector ProFund	22,313	-0-	11,372	704	36,851	350
Mobile Telecommunications UltraSector ProFund	11,604	4,707	5,320	5,016	6,260	5,265
Oil & Gas UltraSector ProFund	252,897	-0-	97,204	-0-	72,923	-0-

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Oil Equipment, Services & Distribution UltraSector ProFund	66,031	897	24,840	2,027	26,426	1,530
Pharmaceuticals UltraSector ProFund	8,900	4,671	5,980	5,725	7,158	6,223
Precious Metals UltraSector ProFund	196,898	-0-	124,808	-0-	108,735	-0-
Real Estate UltraSector ProFund	35,390	-0-	16,871	3,931	28,289	3,946
Semiconductor UltraSector ProFund	18,643	4,542	9,220	5,922	20,497	5,107
Technology UltraSector ProFund	21,232	6,324	11,140	8,969	19,839	7,740
Telecommunications UltraSector ProFund	22,135	1,321	4,133	5,048	4,114	4,114
Utilities UltraSector ProFund	84,193	-0-	20,186	919	16,083	5,422
Short Oil & Gas ProFund	50,175	2,800	14,575	5,752	20,038	7,009
Short Precious Metals ProFund	42,883	-0-	15,643	-0-	17,010	1,954
Short Real Estate ProFund	162,192	-0-	64,376	-0-	41,764	-0-
U.S. Government Plus ProFund	72,907	-0-	123,326	-0-	79,001	-0-
Rising Rates Opportunity 10 ProFund	40,328	-0-	86,826	-0-	101,259	-0-
Rising Rates Opportunity ProFund	235,622	-0-	265,441	-0-	345,163	-0-
Rising U.S. Dollar ProFund	26,413	5,931	59,891	7,641	121,889	457
Falling U.S. Dollar ProFund	139,359	-0-	43,292	-0-	32,786	1,025

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high -caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of July 31, 2010.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Todd Johnson	212	$26,885,195,821	12	$1,495,283,795	47	$2,266,588,902

Howard Rubin	212	$26,885,195,821	12	$1,495,283,795	47	$2,266,588,902
Hratch Najarian	49	$4,966,297,883	0	$0	0	$0
Michael Neches	71	$5,296,959,315	0	$0	0	$0
Jeffrey Ploshnick	6	$286,885,405	0	$0	0	$0
Michelle Liu	10	$5,636,596,362	0	$0	0	$0
Alexander Ilyasov	37	$1,514,618,220	0	$0	0	$0

1	Includes assets of publicly available ProFunds, publicly available series of Access One Trust, and series of ProShares Trust.
2	Includes assets of series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of July 31, 2010 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Todd Johnson	None	None
Howard Rubin	None	None
Hratch Najarian	None	None
Michael Neches	None	None
Jeffrey Ploshnick	None	None
Michelle Liu	None	None
Alexander Ilyasov	None	None

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the ProFunds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined in the Investment Advisers Act of 1940) may make security purchases, subject to the terms of the Advisor's Code of Ethics, that are consistent with the requirements of rule 17j-1 under the 1940 Act and rule 204A-1 under the Investment Advisers Act of 1940, as amended.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each ProFund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor and the Distributor have adopted a consolidated code of ethics (the “COE”) under rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open -end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS as an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of a ProFund’s shareholders, no conflict exists between the interests of a ProFund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the ProFunds. The Administrator provides the ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds under the service agreement. Each ProFund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, Citi, as Administrator, was entitled to, and waived, administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$13,636	$-0-	$30,251	$-0-	$23,584	$-0-
Mid-Cap ProFund	4,472	-0-	3,704	-0-	6,908	-0-
Small-Cap ProFund	5,324	-0-	21,675	-0-	12,289	-0-
NASDAQ-100 ProFund	27,061	-0-	28,247	-0-	24,374	-0-
Large-Cap Value ProFund	6,962	-0-	8,139	-0-	5,420	-0-
Large-Cap Growth ProFund	9,800	-0-	6,642	-0-	6,758	-0-
Mid-Cap Value ProFund	6,332	-0-	4,974	-0-	7,388	-0-
Mid-Cap Growth ProFund	13,430	-0-	2,865	-0-	5,847	-0-
Small-Cap Value ProFund	4,187	-0-	13,831	-0-	9,109	-0-
Small-Cap Growth ProFund	4,388	-0-	4,964	-0-	5,283	-0-
Europe 30 ProFund	6,397	-0-	2,393	-0-	4,762	-0-
UltraBull ProFund	43,651	-0-	31,436	-0-	31,639	-0-
UltraMid-Cap ProFund	21,505	-0-	10,897	-0-	19,996	-0-
UltraSmall-Cap ProFund	26,058	-0-	16,886	-0-	17,022	-0-
UltraDow 30 ProFund	14,221	-0-	8,193	-0-	8,417	-0-
UltraNASDAQ-100 ProFund	82,878	-0-	46,061	-0-	54,922	-0-
UltraInternational ProFund	10,122	-0-	4,878	-0-	7,404	-0-
UltraEmerging Markets ProFund	87,680	-0-	28,315	-0-	39,415	-0-
UltraLatin America ProFund	5,907	-0-	8,638	-0-	31,405	-0-
UltraChina ProFund	1,599	-0-	7,945	-0-	12,273	-0-

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
UltraJapan ProFund	21,273	-0-	9,847	-0-	9,861	-0-
Bear ProFund	26,825	-0-	35,929	-0-	39,005	-0-
Short Small-Cap ProFund	8,811	-0-	10,289	-0-	9,702	-0-
Short NASDAQ-100 ProFund	4,352	-0-	4,117	-0-	8,833	-0-
UltraBear ProFund	45,524	-0-	66,752	-0-	36,558	-0-
UltraShort Mid-Cap ProFund	7,091	-0-	4,032	-0-	2,527	-0-
UltraShort Small-Cap ProFund	73,826	-0-	21,770	-0-	13,164	-0-
UltraShort Dow 30 ProFund	5,995	-0-	6,931	-0-	5,118	-0-
UltraShort NASDAQ-100 ProFund	34,409	-0-	26,417	-0-	16,116	-0-
UltraShort International ProFund	12,574	-0-	11,567	-0-	5,340	-0-
UltraShort Emerging Markets ProFund	17,630	-0-	11,810	-0-	5,119	-0-
UltraShort Latin America ProFund	741	-0-	2,281	-0-	2,579	-0-
UltraShort China ProFund	912	-0-	1,346	-0-	1,876	-0-
UltraShort Japan ProFund	5,932	-0-	3,741	-0-	2,592	-0-
Banks UltraSector ProFund	2,796	-0-	5,265	-0-	6,467	-0-
Basic Materials UltraSector ProFund	21,693	-0-	13,159	-0-	15,602	-0-
Biotechnology UltraSector ProFund	10,057	-0-	13,708	-0-	5,526	-0-
Consumer Goods UltraSector ProFund	1,627	-0-	845	-0-	1,535	-0-
Consumer Services UltraSector ProFund	644	-0-	754	-0-	1,722	-0-
Financials UltraSector ProFund	3,833	-0-	4,513	-0-	4,881	-0-
Health Care UltraSector ProFund	5,629	-0-	3,204	-0-	3,028	-0-
Industrials UltraSector ProFund	2,697	-0-	768	-0-	2,848	-0-
Internet UltraSector ProFund	4,927	-0-	3,045	-0-	10,460	-0-
Mobile Telecommunications UltraSector ProFund	2,546	-0-	1,428	-0-	1,735	-0-
Oil & Gas UltraSector ProFund	55,945	-0-	26,296	-0-	20,677	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	14,425	-0-	6,631	-0-	7,519	-0-
Pharmaceuticals UltraSector ProFund	1,984	-0-	1,641	-0-	1,992	-0-
Precious Metals UltraSector ProFund	43,666	-0-	34,079	-0-	30,562	-0-
Real Estate UltraSector ProFund	7,824	-0-	4,541	-0-	7,814	-0-
Semiconductor UltraSector ProFund	4,123	-0-	2,563	-0-	5,714	-0-

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
Technology UltraSector ProFund	4,696	-0-	3,038	-0-	5,594	-0-
Telecommunications UltraSector ProFund	4,834	-0-	1,159	-0-	1,127	-0-
Utilities UltraSector ProFund	18,705	-0-	5,417	-0-	4,521	-0-
Short Oil & Gas ProFund	11,175	-0-	3,916	-0-	6,050	-0-
Short Precious Metals ProFund	9,506	-0-	4,260	-0-	4,867	-0-
Short Real Estate ProFund	35,875	-0-	17,517	-0-	11,680	-0-
U.S. Government Plus ProFund	16,036	-0-	34,026	-0-	20,923	-0-
Rising Rates Opportunity 10 ProFund	8,914	-0-	24,273	-0-	28,679	-0-
Rising Rates Opportunity ProFund	52,293	-0-	76,438	-0-	96,521	-0-
Rising U.S. Dollar ProFund	5,573	-0-	16,064	-0-	33,557	-0-
Falling U.S. Dollar ProFund	30,763	-0-	12,352	-0-	9,548	-0-

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

	2008	2009	2010
Bull ProFund	$25,328	$66,673	$48,117
Mid-Cap ProFund	10,083	10,267	15,691
Small-Cap ProFund	13,603	48,314	29,050
NASDAQ-100 ProFund	41,375	58,038	46,384
Large-Cap Value ProFund	13,353	18,965	12,690
Large-Cap Growth ProFund	17,561	15,757	14,607
Mid-Cap Value ProFund	12,182	11,919	15,964
Mid-Cap Growth ProFund	23,809	6,894	12,748
Small-Cap Value ProFund	9,833	29,661	20,318
Small-Cap Growth ProFund	9,302	12,425	12,462
Europe 30 ProFund	9,835	5,064	8,985
UltraBull ProFund	72,476	67,645	63,808

	2008	2009	2010
UltraMid-Cap ProFund	36,703	24,613	40,686
UltraSmall-Cap ProFund	46,573	39,123	38,457
UltraDow 30 ProFund	22,555	16,962	16,047
UltraNASDAQ-100 ProFund	131,834	92,643	105,102
UltraInternational ProFund	15,923	9,923	13,950
UltraEmerging Markets ProFund	138,261	57,674	74,285
UltraLatin America ProFund	10,173	17,913	58,764
UltraChina ProFund	2,823	16,512	23,465
UltraJapan ProFund	33,618	19,727	18,847
Bear ProFund	44,607	72,643	75,570
Short Small-Cap ProFund	14,038	20,929	17,126
Short NASDAQ-100 ProFund	7,012	8,543	16,675
UltraBear ProFund	73,792	137,501	69,271
UltraShort Mid-Cap ProFund	11,231	8,339	4,742
UltraShort Small-Cap ProFund	118,668	42,981	25,242
UltraShort Dow 30 ProFund	9,651	14,159	9,817
UltraShort NASDAQ-100 ProFund	55,255	53,645	30,709
UltraShort International ProFund	20,413	23,144	10,470
UltraShort Emerging Markets ProFund	28,421	23,226	9,943
UltraShort Latin America ProFund	1,252	4,640	4,917
UltraShort China ProFund	1,551	2,689	3,621
UltraShort Japan ProFund	9,667	7,563	4,826
Banks UltraSector ProFund	5,198	11,113	12,845
Basic Materials UltraSector ProFund	35,673	26,660	29,950
Biotechnology UltraSector ProFund	16,385	27,869	10,712
Consumer Goods UltraSector ProFund	3,573	2,605	3,708
Consumer Services UltraSector ProFund	2,296	2,836	4,570
Financials UltraSector ProFund	7,749	10,818	10,890
Health Care UltraSector ProFund	9,981	7,282	6,607
Industrials UltraSector ProFund	5,610	3,203	7,025
Internet UltraSector ProFund	8,011	6,425	19,838

	2008	2009	2010
Mobile Telecommunications UltraSector ProFund	4,034	2,910	3,428
Oil & Gas UltraSector ProFund	90,060	53,601	39,756
Oil Equipment, Services & Distribution UltraSector ProFund	23,323	13,504	14,444
Pharmaceuticals UltraSector ProFund	3,350	3,540	3,898
Precious Metals UltraSector ProFund	70,489	69,378	58,016
Real Estate UltraSector ProFund	12,850	9,734	15,467
Semiconductor UltraSector ProFund	7,025	5,567	11,303
Technology UltraSector ProFund	8,311	7,230	11,634
Telecommunications UltraSector ProFund	7,547	2,524	2,273
Utilities UltraSector ProFund	30,227	11,456	9,232
Short Oil & Gas ProFund	17,961	7,673	12,562
Short Precious Metals ProFund	15,083	8,577	9,405
Short Real Estate ProFund	57,470	35,306	22,617
U.S. Government Plus ProFund	25,521	70,188	40,539
Rising Rates Opportunity 10 ProFund	14,627	50,006	54,317
Rising Rates Opportunity ProFund	84,191	156,562	184,543
Rising U.S. Dollar ProFund	9,042	32,380	65,020
Falling U.S. Dollar ProFund	48,302	25,255	17,897

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) served as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended July 31, 2010 and provided audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG’s address is Suite 500, 191 West Nationwide Boulevard, Columbus, Ohio 43215. Another independent registered public accounting firm provided such services to the Funds for prior fiscal years.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each ProFund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended July 31, 2010, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$57,055	$-0-
Mid-Cap ProFund	19,136	-0-
Small-Cap ProFund	30,735	-0-
NASDAQ-100 ProFund	72,298	-0-
Large-Cap Value ProFund	29,630	-0-
Large-Cap Growth ProFund	30,228	-0-
Mid-Cap Value ProFund	29,896	-0-
Mid-Cap Growth ProFund	44,796	-0-
Small-Cap Value ProFund	25,038	-0-
Small-Cap Growth ProFund	19,214	-0-
Europe 30 ProFund	21,788	-0-
UltraBull ProFund	63,463	-0-
UltraMid-Cap ProFund	29,548	-0-
UltraSmall-Cap ProFund	39,445	-0-
UltraDow 30 ProFund	38,541	-0-
UltraNASDAQ-100 ProFund	71,574	-0-
UltraInternational ProFund	25,196	-0-
UltraEmerging Markets ProFund	80,436	-0-
UltraLatin America ProFund	47,736	-0-
UltraChina ProFund	17,304	-0-
UltraJapan ProFund	4,859	-0-
Bear ProFund	35,363	-0-
Short Small-Cap ProFund	60,510	-0-
Short NASDAQ-100 ProFund	7,463	-0-
UltraBear ProFund	70,041	-0-
UltraShort Mid-Cap ProFund	10,796	-0-
UltraShort Small-Cap ProFund	86,511	-0-
UltraShort Dow 30 ProFund	17,362	-0-
UltraShort NASDAQ-100 ProFund	17,854	-0-
UltraShort International ProFund	12,906	-0-

Fund	Service Class Paid	Service Class Waived
UltraShort Emerging Markets ProFund	11,336	-0-
UltraShort Latin America ProFund	20,056	-0-
UltraShort China ProFund	6,091	-0-
UltraShort Japan ProFund	2,999	-0-
Banks UltraSector ProFund	12,859	-0-
Basic Materials UltraSector ProFund	45,977	-0-
Biotechnology UltraSector ProFund	10,764	-0-
Consumer Goods UltraSector ProFund	2,808	-0-
Consumer Services UltraSector ProFund	7,165	-0-
Financials UltraSector ProFund	16,577	-0-
Health Care UltraSector ProFund	15,800	-0-
Industrials UltraSector ProFund	12,518	-0-
Internet UltraSector ProFund	16,724	-0-
Mobile Telecommunications UltraSector ProFund	3,183	-0-
Oil & Gas UltraSector ProFund	40,198	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	19,064	-0-
Pharmaceuticals UltraSector ProFund	2,398	-0-
Precious Metals UltraSector ProFund	91,450	-0-
Real Estate UltraSector ProFund	26,514	-0-
Semiconductor UltraSector ProFund	6,683	-0-
Technology UltraSector ProFund	15,747	-0-
Telecommunications UltraSector ProFund	2,529	-0-
Utilities UltraSector ProFund	10,409	-0-
Short Oil & Gas ProFund	1,710	-0-
Short Precious Metals ProFund	3,808	-0-
Short Real Estate ProFund	6,818	-0-
U.S. Government Plus ProFund	156,722	-0-
Rising Rates Opportunity 10 ProFund	35,673	-0-
Rising Rates Opportunity ProFund	232,203	-0-
Rising U.S. Dollar ProFund	38,806	-0-
Falling U.S. Dollar ProFund	10,329	-0-

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund’s shares or the amount a ProFund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds. Dealers may not use sales of the ProFunds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, First Allied Securities, Wells Fargo and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of ProFund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund may use financial firms that sell ProFund shares to effect transactions for the ProFund’s portfolio, the ProFund and ProFund Advisors will not consider the sale of ProFund shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2008	2009	2010
Bull ProFund	$88,527	$235,365	$132,269
Mid-Cap ProFund	39,045	11,839	34,943
Small-Cap ProFund	44,438	210,039	82,108
NASDAQ-100 ProFund	268,835	209,049	136,603
Large-Cap Value ProFund	51,484	51,430	28,067
Large-Cap Growth ProFund	57,052	38,854	47,263
Mid-Cap Value ProFund	54,755	16,488	44,349
Mid-Cap Growth ProFund	155,923	11,181	21,228
Small-Cap Value ProFund	29,644	107,124	57,412
Small-Cap Growth ProFund	28,893	30,839	25,408
Europe 30 ProFund	47,292	4,999	15,027

	2008	2009	2010
UltraBull ProFund	310,000	163,513	169,936
UltraMid-Cap ProFund	168,373	64,794	141,119
UltraSmall-Cap ProFund	152,894	109,061	74,905
UltraDow 30 ProFund	90,508	36,934	33,045
UltraNASDAQ-100 ProFund	517,221	206,927	262,227
UltraInternational ProFund	77,349	29,225	46,053
UltraEmerging Markets ProFund	555,662	153,829	228,005
UltraLatin America ProFund	34,855	33,928	169,290
UltraChina ProFund	8,037	40,849	72,904
UltraJapan ProFund	173,371	59,139	70,298
Bear ProFund	264,997	294,791	306,695
Short Small-Cap ProFund	64,959	78,812	52,860
Short NASDAQ-100 ProFund	29,411	24,484	30,794
UltraBear ProFund	349,476	378,670	193,688
UltraShort Mid-Cap ProFund	53,000	16,915	7,611
UltraShort Small-Cap ProFund	403,622	306,968	35,198
UltraShort Dow 30 ProFund	44,005	34,943	24,172
UltraShort NASDAQ-100 ProFund	235,300	124,559	64,095
UltraShort International ProFund	136,021	89,825	34,230
UltraShort Emerging Markets ProFund	128,796	76,334	30,534
UltraShort Latin America ProFund	2,189	5,990	6,196
UltraShort China ProFund	3,741	6,460	8,375
UltraShort Japan ProFund	41,231	21,784	14,665
Banks UltraSector ProFund	19,086	27,491	41,485
Basic Materials UltraSector ProFund	184,781	101,310	120,842
Biotechnology UltraSector ProFund	84,798	105,629	37,696
Consumer Goods UltraSector ProFund	18,556	5,578	13,341
Consumer Services UltraSector ProFund	2,416	5,169	11,919
Financials UltraSector ProFund	27,277	24,150	23,976
Health Care UltraSector ProFund	44,045	20,734	19,001
Industrials UltraSector ProFund	25,533	7,068	21,082

	2008	2009	2010
Internet UltraSector ProFund	30,062	17,794	80,702
Mobile Telecommunications UltraSector ProFund	23,265	8,546	9,803
Oil & Gas UltraSector ProFund	450,030	174,840	138,363
Oil Equipment, Services & Distribution UltraSector ProFund	88,269	43,345	45,354
Pharmaceuticals UltraSector ProFund	12,231	9,663	15,523
Precious Metals UltraSector ProFund	241,317	152,118	140,087
Real Estate UltraSector ProFund	75,574	31,318	48,627
Semiconductor UltraSector ProFund	29,839	16,280	45,144
Technology UltraSector ProFund	34,617	19,480	37,689
Telecommunications UltraSector ProFund	41,640	9,196	7,870
Utilities UltraSector ProFund	172,927	38,073	34,152
Short Oil & Gas ProFund	112,928	32,783	59,111
Short Precious Metals ProFund	55,845	18,680	24,664
Short Real Estate ProFund	316,810	121,364	75,535
U.S. Government Plus ProFund	60,031	180,751	52,840
Rising Rates Opportunity 10 ProFund	90,744	158,728	201,764
Rising Rates Opportunity ProFund	431,609	542,602	671,547
Rising U.S. Dollar ProFund	61,746	93,108	172,406
Falling U.S. Dollar ProFund	214,503	63,390	54,159

For the fiscal years ended July 31, 2008, July 31, 2009 and July 31, 2010, the Advisor paid, out of its own resources, $411,754, $246,634 and $112,940 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; product description; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Class Shares and Investor Class Shares and.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the ProFunds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 1, 2010, the following persons owned 25% or more of the shares of the ProFunds and may be deemed to control the ProFunds. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Banks UltraSector	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	27.52%
Basic Materials	National Financial Services LLC
UltraSector ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	31.70%
Bear ProFund	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	55.69%
Biotechnology	Charles Schwab & Co. Inc.
UltraSector ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	34.39%
	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	25.12%
Consumer Services	National Financial Services LLC
UltraSector ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	45.59%
Europe 30 ProFund	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	27.61%
Falling U.S. Dollar	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	39.49%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Healthcare UltraSector	Charles Schwab & Co. Inc.
ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	40.72%
	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	28.13%
Industrials UltraSector	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	28.22%
Internet UltraSector	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	25.01%
Large-Cap Growth	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	28.85%
Large-Cap Value	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	51.44%
Mid-Cap ProFund	LPL Financial Corporation
	One Beacon Street
	Boston, MA 02108	MA	N/A	38.77%
	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	25.28%
Mid-Cap Growth	TD Ameritrade Clearing, Inc.
ProFund	1005 North Ameritrade Place		TD Ameritrade Holding
	Bellevue, NE 68005	NE	Company	43.68%
Mid-Cap Value ProFund	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	58.59%
Oil & Gas UltraSector	Charles Schwab & Co. Inc.
ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	29.62%
	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	26.80%
Oil Equipment Services	National Financial Services LLC
& Distribution ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	26.50%
Pharmaceuticals	TD Ameritrade Clearing, Inc.
UltraSector ProFund	1005 North Ameritrade Place		TD Ameritrade Holding
	Bellevue, NE 68005	NE	Company	32.60%
	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	32.73%
Real Estate UltraSector	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	29.94%
Rising Rates	Charles Schwab & Co. Inc.
Opportunity ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	28.12%
	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	26.18%
Rising Rates	Charles Schwab & Co. Inc.
Opportunity 10 ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	34.77%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Rising U.S. Dollar	Charles Schwab & Co. Inc.
ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	33.49%
Semiconductor	National Financial Services LLC
UltraSector ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	59.35%
	Charles Schwab & Co. Inc.
	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	25.88%
Short Oil & Gas	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	33.06%
Short Precious Metals	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	29.36%
Short Real Estate	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	44.60%
Small-Cap ProFund	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	45.58%
Small-Cap Growth	National Financial Services LLC
ProFunds	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	44.50%
Small-Cap Value	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	31.73%
	TD Ameritrade Clearing, Inc.
	1005 North Ameritrade Place		TD Ameritrade Holding
	Bellevue, NE 68005	NE	Company	26.16%
Telecommunications	TD Ameritrade Clearing, Inc.
UltraSector ProFund	1005 North Ameritrade Place		TD Ameritrade Holding
	Bellevue, NE 68005	NE	Company	34.35%
UltraChina ProFund	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	36.38%
UltraEmerging Markets	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	33.93%
UltraInternational	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	25.87%
UltraLatin America	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	26.52%
UltraShort Emerging	Trust Company of America
Markets ProFund	PO Box 6503
	Englewood, CO 80155	CO	N/A	26.28%
UltraShort International	Trust Company of America
ProFund	PO Box 6503
	Englewood, CO 80155	CO	N/A	64.06%
UltraBear ProFund	Charles Schwab & Co. Inc.
	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	37.04%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
UltraBull ProFund	National Financial Services LLC
	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	38.05%
UltraJapan ProFund	Charles Schwab & Co. Inc.
	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	45.66%
UltraMid-Cap ProFund	Charles Schwab & Co. Inc.
	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	44.00%
UltraNASDAQ-100	Charles Schwab & Co. Inc.
ProFund	101 Montgomery Street
	San Francisco, CA 94104	CA	N/A	26.71%
UltraShort Japan	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	51.43%
Utilities UltraSector	National Financial Services LLC
ProFund	200 Liberty Street		Fidelity Management &
	New York, NY 10281	DE	Research Co.	58.58%
U.S. Government Plus	Trust Company of America
ProFund	PO Box 6503
	Englewood, CO 80155	CO	N/A	47.25%

As of November 1, 2010, to the knowledge of management no person beneficially owned five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BANKS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	624,115.48	29.10%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	366,067.28	17.07%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	329,118.26	15.34%

HUW D HOLWILL 3519 VIEWCREST DRIVE BURBANK CA 91504	166,243.18	7.75%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	119,129.46	5.55%

YONGLIN QIAN 123 HIDDEN VIEW DR WESTMONT IL 60559	111,574.76	5.20%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
BANKS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	83,466.85	58.19%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	23,490.88	16.38%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	11,979.54	8.35%

BASIC MATERIALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	250,186.14	39.33%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	157,700.35	24.79%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	50,560.66	7.95%

BASIC MATERIALS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	51,079.68	32.62%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	44,195.40	28.22%

BEAR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,746,265.86	57.62%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	347,250.86	11.46%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	317,896.65	10.49%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	164,384.46	5.42%

BEAR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	22,346.44	19.11%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NTC CO PO BOX 173859 DENVER CO 80217	16,350.95	13.99%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456	10,716.27	9.17%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	6,716.55	5.74%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	6,702.31	5.73%

EQUITY TRUST CO DBA STERLING TRUST CUST PO BOX 2526 WACO TX 767022526	6,304.06	5.39%

BIOTECHNOLOGY ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	51,232.60	37.11%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	33,154.15	24.02%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	16,219.27	11.75%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7,891.57	5.72%

BIOTECHNOLOGY ULTRASECTOR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,998.16	36.16%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,720.03	19.68%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,398.18	17.35%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	1,258.34	9.10%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	996.95	7.21%

BULL PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	96,188.06	17.37%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	77,401.96	13.97%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	52,300.60	9.44%

NTC CO PO BOX 173859 DENVER CO 80217	29,454.41	5.32%

BULL PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	134,862.39	55.36%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	35,252.54	14.47%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	23,330.53	9.58%

CONSUMER GOODS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	11,717.44	25.59%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	10,495.39	22.92%

FOLIOFN INVESTMENTS, INC. 8180 GREENSBORO DR MACLEAN VA 22102	6,003.30	13.11%

JOHN JOANNIDES 8 DEER TRACK LN NEWARK DE 197112968	4,505.98	9.84%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	4,303.18	9.40%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CONSUMER SERVICES ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	64,843.39	54.68%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	9,346.01	7.88%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9,083.53	7.66%

CONSUMER SERVICES ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	3,273.47	13.84%

HELMUT HAMBRECHT 64 MARY CATHERINE CIRCLE WINDSOR CT 06095	1,767.13	7.47%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,679.05	7.10%

EUROPE 30 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	235,898.57	35.22%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	101,307.41	15.12%

MARK NEUBIESER 20775 PONTIAC AVE SARATOGA CA 95070	50,752.56	7.58%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	38,271.10	5.71%

FOLIOFN INVESTMENTS, INC. 8180 GREENSBORO DR MACLEAN VA 22102	37,116.83	5.54%

FALLING U.S. DOLLAR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	304,913.39	39.72%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	84,529.46	11.01%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	81,612.43	10.63%

RSBCO PO DRAWER 1410 RUSTON LA 712731410	75,466.67	9.83%

FALLING U.S. DOLLAR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	3,016.19	24.92%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,909.15	24.04%

STERNE, AGEE & LEACH, INC. 813 SHADES CREEK PKWY BIRMINGHAM AL 35209	1,660.47	13.72%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,066.00	8.81%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	752.76	6.22%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	713.14	5.89%

FINANCIALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	141,942.93	23.44%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	141,406.34	23.35%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	42,495.32	7.02%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	38,882.30	6.42%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	30,726.63	5.07%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
FINANCIALS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	24,445.96	25.85%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	21,996.54	23.26%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	11,869.68	12.55%

HEALTH CARE ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	109,690.62	45.52%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	62,754.03	26.04%

HEALTH CARE ULTRASECTOR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	13,277.46	45.25%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	5,901.37	20.11%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,723.93	5.88%

INDUSTRIALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	34,132.39	41.79%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	25,629.98	31.38%

INDUSTRIALS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	25,501.67	64.93%

INTERNET ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	66,622.98	28.31%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	59,364.20	25.23%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	26,355.46	11.20%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	12,828.88	5.45%

INTERNET ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	9,513.81	27.35%

JANNEY MONTGOMERY SCOTT LLC 1801 MARKET STREET PHILADELPHIA PA 19103	1,845.97	5.31%

LARGE-CAP GROWTH PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	78,338.53	43.87%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	29,706.75	16.64%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	11,638.76	6.52%

LARGE-CAP GROWTH PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	14,844.18	15.64%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	9,422.12	9.93%

JAMES C GREEN 107 NORTHLAND FISHERS IN 46038	6,117.26	6.45%

LARGE-CAP VALUE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	274,188.24	64.08%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	39,152.13	9.15%

MID-CAP GROWTH PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	211,274.83	50.18%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	97,087.96	23.06%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	31,522.01	7.49%

MID-CAP GROWTH PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	78,159.00	32.37%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	12,781.44	5.29%

MID-CAP VALUE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	295,369.35	70.19%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	21,218.72	5.04%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	21,135.29	5.02%

MID-CAP PROFUND – INVESTOR CLASS
LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	361,890.41	45.42%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	235,762.92	29.59%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	92,888.18	11.66%

MID-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	10,139.14	7.37%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	311,414.78	25.70%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	246,706.35	20.36%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	98,084.30	8.09%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	73,641.28	6.08%

ROBERT C ROSEN 90 HUTCHINSON BLVD SCARSDALE NY 10583	61,331.01	5.06%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	284,360.15	62.21%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	26,638.23	5.83%

NASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	100,871.40	22.50%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	80,383.95	17.93%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	63,215.70	14.10%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	54,621.77	12.19%

NASDAQ-100 PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	28,255.70	21.02%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7,831.51	5.83%

OIL & GAS ULTRASECTOR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	406,037.41	31.46%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	368,010.18	28.51%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	96,221.58	7.46%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	80,156.83	6.21%

OIL & GAS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	48,633.38	43.95%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	21,669.55	19.58%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9,025.30	8.16%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	7,524.58	6.80%

OIL, EQUIPMENT SERVICES & DISTRIBUTION ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	204,342.29	28.73%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	165,213.76	23.23%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	80,764.08	11.36%

OIL, EQUIPMENT SERVICES & DISTRIBUTION ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	30,101.80	38.48%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	9,271.79	11.85%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,858.26	6.21%

PHARMACEUTICALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	154,242.63	35.58%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	151,771.04	35.01%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	64,361.71	14.85%

PHARMACEUTICALS ULTRASECTOR PROFUND – SERVICE CLASS
JANNEY MONTGOMERY SCOTT LLC 1801 MARKET STREET PHILADELPHIA PA 19103	7,497.03	17.15%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7,462.18	17.07%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3,791.61	8.67%

PRECIOUS METALS ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	269,191.05	19.55%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	240,663.34	17.48%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	151,079.48	10.97%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	95,821.96	6.96%

PRECIOUS METALS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	62,274.78	25.55%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	41,201.80	16.91%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	35,880.13	14.72%

REAL ESTATE ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	512,114.26	35.19%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	375,325.33	25.79%

MAD RIVER RESERVE FUND LP PO BOX 1459 RICHMOND VA 23218	114,374.63	7.86%

REAL ESTATE ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	173,331.32	66.67%

RISING RATES OPPORTUNITY 10 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	902,804.97	39.00%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	388,239.91	16.77%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	282,483.32	12.20%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	198,279.02	8.57%

RISING RATES OPPORTUNITY 10 PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	20,899.55	7.32%

RISING RATES PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	4,783,973.96	29.54%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,381,963.08	27.06%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,815,307.84	11.21%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	1,488,332.28	9.19%

RISING RATES PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	202,167.47	23.67%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	96,903.94	11.35%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	80,256.77	9.40%

RISING U.S. DOLLAR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	385,057.76	36.36%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	249,321.03	23.54%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	190,654.34	18.00%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	59,000.97	5.57%

RISING U.S. DOLLAR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	55,492.11	60.26%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	14,085.42	15.29%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	8,975.67	9.75%

SEMICONDUCTOR ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	709,660.85	60.26%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	308,473.78	26.19%

SEMICONDUCTOR ULTRASECTOR PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	9,151.29	44.15%

XIAO DONG XIANG 1036 MCCAULEY ROAD DANVILLE CA 94526	2,362.24	11.40%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,624.75	7.84%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,516.60	7.32%

SHORT NASDAQ-100 – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	93,987.82	10.34%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	80,025.24	8.80%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	68,313.94	7.51%

SHORT NASDAQ-100 – SERVICE CLASS
MARC ENGEL 37 INNESS ROAD TENAFLY NJ 07670	9,406.38	9.88%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	6,776.60	7.12%

FIRST CLEARING, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6,669.74	7.00%

GEORGIA L NOBLE 515 DREXEL DRIVE SANTA BARBARA CA 93103	6,261.41	6.58%

H WILLIAM TAEUSCH 4760 EL CENTRO AVENUE OAKLAND CA 94602	6,168.33	6.48%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,810.97	5.05%

SHORT OIL & GAS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	41,878.20	33.17%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	26,712.32	21.16%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	24,178.90	19.15%

SHORT OIL & GAS PROFUND – SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	232.30	55.13%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	75.37	17.89%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	43.00	10.21%

CYNTHIA F TURNER 161 WENDY LANE ATHENS GA 30605	27.59	6.55%

THERESA CELLINI 19 CINNAMON RIDGE DR NORTH BRANFORD CT 06471	24.47	5.81%

SHORT PRECIOUS METALS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	450,722.27	30.39%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	166,074.69	11.20%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	107,520.41	7.25%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE ONE NEW YORK PLAZA NEW YORK NY 10292	89,148.16	6.01%

SHORT PRECIOUS METALS PROFUND – SERVICE CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	23,723.02	40.21%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	11,112.40	18.84%

MICHAEL R HULTHEN 3372 OLD HICKORY LN MEDINA OH 442568285	10,972.19	18.60%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SHORT REAL ESTATE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	679,697.86	50.90%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	181,277.35	13.58%

BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD JERSEY CITY NJ 07310	132,507.83	9.92%

SHORT REAL ESTATE PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	186,026.75	95.49%

SHORT SMALL-CAP PROFUND – INVESTOR CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	268,722.06	35.79%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	98,061.47	13.06%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	38,176.67	5.08%

SHORT SMALL-CAP PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	4,261.56	30.43%

JAMES A FEAVER 1014 E CENTER ST MARION OH 43302	1,804.67	12.89%

DON D ADAMS 7811 E AVON LANE LINCOLN NE 68505	1,197.15	8.55%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,104.72	7.89%

BRIAN E SPECK 614 S YORK ROAD DILLSBURG PA 17019	1,050.11	7.50%

BERNARD R GEIS 8011 SAGAMORE RD LEAWOOD KS 66206	1,005.21	7.18%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
SMALL-CAP GROWTH PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	239,638.77	57.95%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	38,805.56	9.38%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	34,383.20	8.32%

SMALL-CAP VALUE PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	282,341.72	34.58%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	232,259.20	28.45%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	208,417.54	25.53%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	395,677.44	58.44%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	89,044.62	13.15%

SMALL-CAP PROFUND – SERVICE CLASS
SUSAN J BROOKS 5336 COURTNEY PLACE COLUMBUS OH 43235	23,280.97	11.65%

WILLIAM L ORSBORN 636 HYATTS ROAD DELAWARE OH 43015	13,797.26	6.90%

TECHNOLOGY ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	114,542.39	31.15%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	85,254.99	23.19%

VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355	71,118.55	19.34%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TECHNOLOGY ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	46,126.41	46.17%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	9,242.98	9.25%

TELECOMMUNICATIONS ULTRASECTOR PROFUND – INVESTOR CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	119,723.61	36.54%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	54,262.91	16.56%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	47,490.90	14.50%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	46,632.40	14.23%

TELECOMMUNICATIONS ULTRASECTOR PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7,485.59	29.92%

ROBERT N RIDENOUR 4516 FALKIRK BAY OXNARD CA 93035	1,605.80	6.42%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	1,409.15	5.63%

U.S. GOVERNMENT PLUS PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	1,432,968.88	66.54%

FOLIOFN INVESTMENTS, INC. 8180 GREENSBORO DR MACLEAN VA 22102	150,256.76	6.98%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	118,976.09	5.52%

U.S. GOVERNMENT PLUS PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	46,507.51	26.50%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	33,575.92	19.13%

ULTRADOW 30 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	110,423.73	17.90%

ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	61,055.95	9.90%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	59,321.44	9.61%

E JAMES KANEY 14347 COFFMAN RD FORRESTON IL 61030	58,782.88	9.53%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	35,297.74	5.72%

ULTRADOW 30 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	70,923.99	65.96%

NTC CO PO BOX 173859 DENVER CO 80217	12,065.22	11.22%

ULTRABEAR PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3,297,065.87	38.18%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,761,526.53	20.40%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	563,203.23	6.52%

ULTRABEAR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	136,681.08	51.19%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	60,722.56	22.74%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	28,739.56	10.76%

BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD JERSEY CITY NJ 07310	22,072.07	8.27%

ULTRABULL PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	2,034,873.78	40.02%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,245,461.61	24.49%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	659,037.42	12.96%

ULTRABULL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	119,966.59	41.15%

DIAMOND INSURANCE COMPANY 1051 PERIMETER DRIVE SUITE 620 SCHAUMBURG IL 60173	22,314.64	7.65%

RENAISSANCE CHARITABLE FOUNDATION INC 6100 W 96TH ST STE 105 INDIANAPOLIS IN 462786005	15,182.11	5.21%

ULTRACHINA PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,254,087.32	38.28%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	595,456.79	18.17%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	516,195.20	15.76%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	219,560.09	6.70%

ULTRACHINA PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	44,481.78	23.47%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	25,622.51	13.52%

ULTRAEMERGING MARKETS PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,578,896.56	37.65%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	831,066.03	19.82%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	349,099.41	8.32%

ULTRAEMERGING MARKETS PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	217,261.72	41.76%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	109,736.59	21.09%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	84,536.59	16.25%

ULTRAINTERNATIONAL PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	324,046.49	34.71%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	143,814.96	15.41%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	103,956.25	11.14%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	78,469.94	8.41%

ULTRAINTERNATIONAL PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	141,442.00	43.31%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	64,902.62	19.87%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	57,755.11	17.69%

ULTRAJAPAN PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	953,647.76	46.47%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	407,369.04	19.85%

ULTRAJAPAN PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	18,674.17	45.03%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	10,287.50	24.81%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,797.45	6.75%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	2,393.90	5.77%

ULTRALATIN AMERICA PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,071,573.06	28.19%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	914,697.98	24.06%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	265,843.68	6.99%

E*TRADE CLEARING LLC 135 E. 57TH STREET NEW YORK NY 10022	265,489.75	6.98%

ULTRALATIN AMERICA PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	109,818.81	36.15%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	76,577.63	25.21%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	36,068.66	11.87%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	17,313.44	5.70%

ULTRAMID-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	899,649.22	45.99%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	391,731.25	20.02%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	294,939.29	15.08%

ULTRAMID-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	54,537.07	55.14%

ULTRANASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,477,193.33	28.19%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	989,263.20	18.88%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	587,463.18	11.21%

ULTRANASDAQ-100 PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	129,901.86	34.24%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	49,917.54	13.16%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	30,369.72	8.01%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	23,375.95	6.16%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT CHINA PROFUND – INVESTOR CLASS
KONSTANTINOS KAGKOURIDIS STEFANOU PADOVA 6 CORFU GREECE 49100	124,393.36	22.24%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	96,472.22	17.25%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	84,948.34	15.19%

WILLIAM G STRAZDAS 2817 E KLEINDALE RD TUCSON AZ 857161212	31,088.35	5.56%

ULTRASHORT CHINA PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	21,296.45	98.97%

ULTRASHORT DOW 30 PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	172,114.48	18.95%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	106,547.96	11.73%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	81,712.92	9.00%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	57,637.43	6.34%

ULTRASHORT DOW 30 PROFUND – SERVICE CLASS
STEPHENS INC. 111 CENTER STREET LITTLE ROCK AR 722013507	3,090.21	16.05%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	2,727.65	14.16%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,116.15	10.99%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,786.60	9.28%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
CHARLES ALVIN TURNER 161 WENDY LANE ATHENS GA 30605	1,230.66	6.39%

PENSON FINANCIAL SERVICES INC. 2 JOURNAL SQUARE PLAZA JERSEY CITY NJ 07306	1,067.11	5.54%

THOMAS J SLOBODNYAK 127 SHARA DRIVE WEST MIFFLIN PA 151221059	1,038.90	5.39%

ROBERT J FOTT 3243 ELGIN DR FAIRLAWN OH 44333	1,032.13	5.36%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,024.38	5.32%

RBC CAPITAL MARKETS CORPORATION 60 SOUTH SIXTH STREET MINNEAPOLIS MN 554024400	1,000.00	5.19%

ULTRASHORT EMERGING MARKETS – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	4,407,051.67	38.01%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	2,338,129.41	20.17%

LPL FINANCIAL CORPORATION ONE BEACON STREET BOSTON MA 02108	646,571.63	5.58%

ULTRASHORT EMERGING MARKETS – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	190,024.48	30.88%

GEORGIA L NOBLE 515 DREXEL DRIVE SANTA BARBARA CA 93103	38,375.62	6.24%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	33,839.16	5.50%

PETER PHILLIPS 8141 SISSON HIGHWAY EDEN NY 14057	33,020.91	5.37%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASHORT INTERNATIONAL PROFUND – INVESTOR CLASS
TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	795,119.67	66.42%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	121,565.93	10.16%

ULTRASHORT INTERNATIONAL PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	23,044.65	67.34%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	8,135.38	23.77%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	2,108.82	6.16%

ULTRASHORT JAPAN PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	199,300.15	56.05%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	102,609.08	28.86%

ULTRASHORT JAPAN PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	24,070.80	74.26%

JOSEPH R SODA 9904 NEWMARKET AVE CLARENCE NY 140312538	5,402.50	16.67%

ULTRASHORT LATIN AMERICA PROFUND – INVESTOR CLASS
STEPHEN J MALEY 1136 E HARMONY AVE STE 204 MESA AZ 852045800	346,612.58	17.79%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	276,228.41	14.18%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	217,841.19	11.18%

ROBERT S MAHLER 555 W 23RD ST APT S3J NEW YORK NY 100111013	127,012.35	6.52%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	113,774.65	5.84%

BOBBY A GUNTER 10 LAKE ELIZABETH CT HARVEY LA 70058	98,518.26	5.06%

ULTRASHORT LATIN AMERICA PROFUND – SERVICE CLASS
TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	39,258.67	59.13%

MICHAEL R HULTHEN 3372 OLD HICKORY LN MEDINA OH 442568285	15,320.20	23.07%

ERIC ALAN GREENE PO BOX 309 CENTREVILLE MS 396310309	3,851.47	5.80%

ULTRASHORT MID-CAP PROFUND – INVESTOR CLASS
WARREN M MERGUERIAN 730 WOODCHUCK LN TOMS RIVER NJ 087552132	123,341.52	16.93%

GOLWYN CAPITAL APPRECIATION LTD 3-5 AVE DES CITRONNIERS ATTN L GARBARINO MC MONACO 98000	111,910.88	15.36%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	98,502.44	13.52%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	85,603.79	11.75%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	37,844.96	5.19%

ULTRASHORT MID-CAP PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	18,045.08	43.78%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	10,714.75	25.99%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	2,760.65	6.70%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
JOHN G SOBIECH 2195 SLINGER RD RICHFIELD WI 53076	2,107.01	5.11%

ULTRASHORT NASDAQ-100 PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	1,836,728.76	19.45%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	1,658,375.67	17.57%

ULTRASHORT NASDAQ-100 PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	34,035.98	15.59%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	33,211.93	15.21%

ULTRASHORT SMALL-CAP PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	694,631.12	13.25%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	603,546.15	11.51%

WALTER J ROULAEU 3505 SKYLINE HEIGHTS CT RAPID CITY SD 57701	443,432.85	8.46%

WARREN M MERGUERIAN 730 WOODCHUCK LN TOMS RIVER NJ 087552132	289,386.39	5.52%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	285,123.81	5.44%

ULTRASHORT SMALL-CAP PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	360,613.93	43.17%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	145,854.16	17.46%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	85,345.66	10.22%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASMALL-CAP PROFUND – INVESTOR CLASS
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	775,795.21	25.80%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	426,096.93	14.17%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	189,328.37	6.30%

ULTRASMALL-CAP PROFUND – SERVICE CLASS
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	127,349.84	40.68%

YAO JIN GONG 31 MCCLEAN AVE STATEN ISLAND NY 10305	19,261.68	6.15%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	16,737.74	5.35%

UTILITIES ULTRASECTOR PROFUND – INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	569,528.20	59.14%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	143,786.27	14.93%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD CO 80155	59,933.34	6.22%

UTILITIES ULTRASECTOR PROFUND – SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK NY 10281	23,631.22	47.61%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	5,617.66	11.32%

TD AMERITRADE CLEARING, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	4,883.29	9.84%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter (or by the end of a 30-day cure period) of the ProFund’s taxable year, (i) at least 50% of the market value of the ProFund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other RICs) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular ProFund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a ProFund’s ability to meet the diversification test in (b) above. If, in any taxable year, a ProFund were to fail to qualify for taxation as a RIC under the Code, the ProFund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Distribution from the Fund would not be deductible by the ProFund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the ProFund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a ProFund qualifies as a RIC that is accorded special tax treatment, the ProFund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gains Dividends, as defined below).

Each of the ProFunds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses). Investment company taxable income that is retained by a ProFund will be subject to tax at regular corporate rates. If a ProFund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the ProFund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a ProFund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any foreign currency loss after October 31 as if it had been incurred in the succeeding year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. The ProFunds intend to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain – the excess of net long-term capital gains from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year over net short-term capital losses – that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Long term capital gain rates applicable to non-corporate shareholders have been temporarily reduced to 15% (with a 0% rate applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend the long-term capital gain rate reduction for tax years beginning on or after January 1, 2011.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a ProFund before a shareholder’s investment (and thus were included in the price the shareholder paid for the ProFund shares) . Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a ProFund, may qualify for the dividends received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121 -day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the ProFund’s shares. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long -term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to RICs.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES, AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short- term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (see Section 988 Gains Or Losses) . Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a ProFund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a ProFund are treated as ordinary or capital, accelerate the recognition of income or gains to a ProFund and defer or possibly prevent the recognition or use of certain losses by a ProFund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a ProFund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a ProFund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”) . In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the ProFund generally would be required to include in its gross income its share of the ordinary earnings and net capital gain of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark -to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a ProFund recognizing income without a corresponding receipt of cash and accordingly require the ProFund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may in turn accelerate the recognition of gain and affect the ProFund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

REAL ESTATE INVESTMENT TRUSTS

A ProFund’s investments in REIT equity securities may result in the ProFund’s receipt of cash in excess of the REIT’s earnings; if the ProFund distributes these amounts, these distributions could constitute a return of capital to ProFund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a ProFund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a ProFund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a ProFund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A ProFund may invest directly or indirectly in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT or other pass-through entity that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.” As a result, a ProFund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities

(including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (a charitable remainder trust (“CRT”) or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a ProFund. The ProFunds have not yet determined whether such an election will be made.

UNRELATED BUSINESS TAXABLE INCOME

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

If a ProFund is not eligible to make the election to “pass through” to its shareholders its foreign taxes or fails to make such an election, the foreign income taxes it pays generally will reduce its investment company taxable income, and the foreign source income distributed by the ProFund will be treated as U.S. source income in the hands of its shareholders. The ProFunds generally do not anticipate that shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

As described above, at least 90% of a ProFund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any amounts withheld may be credited against the shareholder’s federal income tax liability. In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

Distributions that are properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the ProFunds beginning before January 1, 2010, a ProFund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly designated by the ProFund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long -term capital losses, to the extent such distributions were properly designated by the ProFund (a “short-term capital gain dividend”). It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010 and what the terms of any such extension would be. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). Even if the exemptions are extended, each ProFund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In the case of shares held through an intermediary, the intermediary may withhold even if the ProFund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts. Moreover, absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and such dividends generally will be subject to withholding as described above.

If a beneficial holder of ProFunds shares who or which is a foreign person has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

In general, a beneficial holder of shares that is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of a ProFund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met; or (iii) the ProFund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gains Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

Special rules may apply to distributions to foreign persons from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs, which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules discussed in the following paragraph may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs or RICs and (2) not-greater- than-5% interests in publicly traded classes of stock in REITs. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

In the case of a ProFund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, any distributions from the ProFund (including, in certain cases, distributions made by the ProFund in redemption of its shares) that are attributable to (a) gains realized on the disposition of USRPIs by the ProFund and (b) distributions received by the ProFund from a lower-tier RIC or REIT that the ProFund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the ProFund’s foreign shareholders. On and after January 1, 2010, the “look-through” USRPI treatment for distributions by the ProFund described in (b) above applies only to those distributions that, in turn, are attributable to distributions received by the ProFund from a lower-tier REIT. It is currently unclear whether Congress will enact legislation extending the “look-through” to distributions received by the ProFund from a lower-tier RIC or what the terms of such legislation would be. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the ProFund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the ProFund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the ProFund did not exceed 5% at any time during the prior year), the USRPI distributions generally will be treated as ordinary income (regardless of any designation by the ProFund that such distribution is a Capital Gain Dividend), and the ProFund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such ProFunds also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of ProFund shares.

In addition, a ProFund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, such withholding was generally not required with respect to amounts paid in redemption of shares of a ProFund if the ProFund is a domestically controlled USRPHC or, in certain limited cases, if the ProFund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend the exemption from withholding for redemptions made on or after January 1, 2010 and what the terms of such an extension would be.

Foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a ProFund.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“withholdable payments”). Very generally, the new rules require the reporting to the IRS of the direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons, with the 30% withholding tax regime applying to withholdable payments after December 31, 2012 if there is a failure, including by a U.S. person, to provide this required information. Subject to future IRS guidance, the ProFunds may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

Very generally, once these new rules are effective and subject to future guidance, any distribution by a ProFund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends and, in the event that they are extended as described above, the withholding tax exemptions for interest-related dividends and short-term capital gain dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as the ProFund requires, to comply with the new rules. In the case of certain non-U.S. shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such non-U.S. shareholders. U.S. shareholders generally will not be subject to this 30% withholding requirement so long as they provide the ProFund with certification of their U.S. status, as the ProFund requires, to comply with the new rules. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A non-U.S. shareholder that is treated as a “foreign financial institution” generally will be subject to withholding unless it enters into an agreement with the IRS.

In general, any U.S. or foreign person investing in a ProFund through an intermediary that is treated as a “foreign financial institution” will have withholdable payments made to them that are attributable to their ProFund distributions reduced by the 30% withholding rate if the person fails to provide the intermediary, or the intermediary fails to provide the ProFund, with the certifications, waivers or other information that the intermediary or ProFund, as applicable, needs to comply with these new rules. U.S. and foreign persons investing in a ProFund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the ProFund.

No guidance on these new HIRE Act requirements has yet been issued. The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS

If a shareholder owns directly or indirectly more than 50% by vote or value of a ProFund, it should consult its tax advisor regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

The HIRE Act creates new foreign asset reporting requirements for certain persons. Effective for taxable years beginning after March 18, 2010 and subject to specified exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a ProFund’s “specified foreign financial assets” (if any).

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund intends to distribute its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of a ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund is required to distribute as dividends to non redeeming shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of a ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of a ProFund’s distribution policy. As noted above, investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Lehman Brothers, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Inc, the Paris CAC 40, Deutsche Aktien Index, Bank of New York Mellon and The NASDAQ Stock Market, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix B to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below

(the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500 ®/Citigroup Value Index,” “S&P 500®/ Citigroup Growth Index,” “S&P Mid-Cap 400®/ Citigroup Growth Index,” “S&P Mid-Cap 400®/ Citigroup Value Index,” “S&P Small-Cap 600®/ Citigroup Growth Index,” and “S&P Small-Cap 600®/ Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30, UltraShort Dow 30, UltraSector or Inverse Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon China Select ADR Index,” “The Bank of New York Mellon Latin America 35 ADR” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index, The Bank of New York Mellon China Select ADR Index, The Bank of New York Mellon Latin America 35 ADR and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the Funds or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended July 31, 2010 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by KPMG LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 30, 2010

All Companies	Weight
BHP BILLITON PLC-ADR	6.21%
ROYAL DUTCH SHELL PLC-ADR	5.88%
HSBC HOLDINGS PLC-SPONS ADR	5.67%
NOVARTIS AG-ADR	5.57%
VODAFONE GROUP PLC-SP ADR	4.93%
SIEMENS AG-SPONS ADR	4.16%
TOTAL SA-SPON ADR	4.07%
GLAXOSMITHKLINE PLC-SPON ADR	4.06%
BP PLC-SPONS ADR	3.94%
UNILEVER N V-NY SHARES	3.80%
RIO TINTO PLC-SPON ADR	3.79%
SANOFI-AVENTIS-ADR	3.60%
ASTRAZENECA PLC-SPONS ADR	3.47%
ALCON INC	3.31%
SAP AG-SPONSORED ADR	2.99%
ABB LTD-SPON ADR	2.96%
UBS AG-REG	2.92%
DIAGEO PLC-SPONSORED ADR	2.81%
CREDIT SUISSE GROUP-SPON ADR	2.64%
ARCELORMITTAL-NY REGISTERED	2.64%
BARCLAYS PLC-SPONS ADR	2.58%
ERICSSON (LM) TEL-SP ADR	2.53%
TYCO INTERNATIONAL LTD	2.38%
TENARIS SA-ADR	2.36%
ACE LTD	2.27%
COVIDIEN PLC	2.08%
DEUTSCHE BANK AG-REGISTERED	1.97%
NOKIA CORP-SPON ADR	1.76%
TRANSOCEAN LTD	1.68%
DRYSHIPS INC	0.98%

Eligible countries include Finland, France, Germany, Ireland, Luxembourg, Netherlands, Sweden, Switzerland, and the United Kingdom.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has

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for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above- average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

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